UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 27, 2005 (October 27, 2005)

Date of Report (Date of earliest event reported)

EGPI FIRECREEK, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-32507	88-0345961
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6564 Smoke Tree Lane

Scottsdale, AZ 85253

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (480) 948-6581

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On October 27, 2005, EGPI Firecreek, Inc. announced today that its Chairman, Dennis Alexander and its wholly-owned subsidiary, FIRECREEK PETROLEUM’s President and CEO, John R. “Rick” Taylor and THE SAHARA GROUP Chairman, Dr. Rusbek Bisultanov have agreed to a Memorandum of Understanding with the operator of the Burgrevatovskoye field, UKRNAFTA.  The press release is attached as Exhibit 99.1.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

EGPI FIRECREEK, INC. (formerly Energy Producers, Inc.)
By:	/s/ Dennis R. Alexander Chairman and Chief Financial Officer

October 27, 2005

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	EGPI Firecreek, Inc. issued a press release dated October 27, 2005, entitled “EGPI/FIRECREEK BEGINS NEGOTIATIONS TO REHABILITATE THE 146,000,000 BARREL BURGREVATOVSKOYE OIL FIELD IN UKRAINE”